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                            COMMERCIAL LEASE

        THIS LEASE is made this 5th day of November, 1996, BY AND BETWEEN:

Ocean County Investment, Inc.
352 Aldo Drive
Toms River, New Jersey 08753
(hereinafter referred to as "Landlord")

AND:

Transworld Home HealthCare - Nursing Division, Inc.
4900 Rt. 33 Suite 100
Wall, New Jersey 07753-6804
(hereinafter referred to as "Tenant")

        IN CONSIDERATION of the mutual promises and covenants contained herein, the parties agree as follows:

        1. Leased Premises: Landlord hereby leases to Tenant a portion of the building located at 1184 Fischer Blvd., Toms River, New Jersey, Suite 2C.

        2. Term: The term of the lease shall be one year. This lease shall commence on December 1, 1996, and terminate on November 30, 1997. For a period of six (6) months prior to the expiration of the term or any renewal or extension thereof, Landlord shall have the right to display on the exterior of the premises the customary sign "For Rent" and, during such period, Landlord may show the premises to prospective Tenants during normal business hours, as long as Landlord's showing of premises does not interfere with Tenant's use of the premises.

        3. Rent: The Tenant shall pay to the Landlord as rent for the premises as follows:

                A) For the first year commencing December 1, 1996, the sum of $690.00 per month on the first day of each and every month.

        In the event the rent due is not received by the Landlord by the 10th day of each month Tenant shall pay a late charge of $100.00 plus $15.00 per day for each day past the 15th that the rent continues in


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arrears. The late charge shall be considered as additional rent and will be added to each payment for each month it is past due.

           B) The Landlord will deliver the premises in the same condition as it was displayed to the Tenant prior to the execution of the lease.

        4. Use: Tenant shall use and occupy the premises solely for the purposes of office space and ancillary uses. Tenant shall not use or permit the use of the premises or any part thereof, or suffer or permit anything to be brought into or kept in the premises which would in anyway:

           A) Violate any law or requirement of public authority, and most specifically, any requirement of the Board of Health, municipal, county or state agency; or

           B) Cause structural injury to the property or any part thereof, or

           C) Interfere with the normal operation of the heating, air conditioning, ventilation, plumbing or other mechanical or electrical systems of the building.

           D) Storage of flammable or hazardous materials are prohibited.

        5. End of Term: The Tenant shall, at the expiration of the term, surrender the premises in as similar condition as the same shall have been at the time possession was delivered to the Tenant, except for ordinary wear and tear and except as set forth in paragraph 37 herein.

        6. Additional Charges: Upon written notice to Tenant along with evidence of such cost the Tenant shall pay the utilities associated with water, sewer, electric and gas used by the Tenant which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers during the term hereof. If not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due within thirty (30) days of demand, whichever first occurs.


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        7. Repair and Care: The Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense, make all non-structural repairs including decorating and shall keep the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the premises in good order and condition, wear and tear from reasonable use excepted. Included in this obligation of the Tenant shall be the maintenance of the heating, air conditioning, hot water and other mechanical systems located within the premises. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs. The Landlord shall keep and maintain the same in a clear condition, free from debris, trash or refuse. Landlord shall be responsible for maintaining the exterior structure of the building, including the walls and roof but excluding windows which shall be the sole responsibility of the Tenant. In the event of damage to the windows, Tenant shall be responsible for the cost of any and all repairs necessitated by such damage.

        8. Maintenance: The Tenant shall maintain in good condition and repair the interior of the premise as well as any signs erected on or in front of the premises with the consent of the Landlord, at Tenant's own cost and expense. Tenant shall take good care of the premises and the fixtures and appurtenances therein including the sign, and, in the event of any destruction or damage to the premises caused by the carelessness, negligence, or improper conduct on the part of the Tenant or Tenant's agents, guests, employees, Tenant, at its sole cost and expense, shall make any repairs thereto as and when needed to preserve them in good working order and condition and maintain the property upon which the premises are located.

        9. Alterations and Improvements: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antenna, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the prior written consent of the Landlord, which consent should not be unreasonably withheld or denied. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the leased premises, other than Tenant's trade fixtures, shall belong


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to and become the property of the Landlord and shall be surrendered with the promises as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

        10.  SIGNS:   Tenant has the right to install two 60" X 12" signs on
the sign marquee. No sign shall be erected on or in front of the premises without the express written consent of the Landlord.

        11. COMPLIANCE WITH LAWS: Landlord represents that the premises meet all applicable laws, ordinances and regulations at the time of occupancy. The Tenant, in its use and occupancy of the premises, shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the federal, state, county and municipal governments or public authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises and Tenant's use and occupancy thereof. Tenant shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or issue policies of insurance covering the leased premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

        12. LIENS AND ENCUMBRANCES: Tenant will not do any act which in any way encumbers the title of Landlord in and to the premises, nor will the interest or estate of Landlord in the premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the premises arising from any act or omission of the Tenant will accrue only against the leasehold estate of Tenant and will be subject and subordinate to the paramount right and title of Landlord in and to the premises. Tenant will not suffer or permit any liens, including mechanic's liens or construction law liens, to stand against the premises, the building or any part thereof, by reason of any work, labor, services or material done for or supplied or claimed to have been done for or supplied to the Tenant, or anyone holding the premises, or any part thereof, through or under the Tenant. If any such lien is at any time filed against the premises or the building, Tenant will cause the same to be discharged of record within thirty (30) days after the date of the filing of same, by either payment deposit or bond.

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     13. Insurance:  The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits not less than $1,000,000 for injuries to one person and $2,000,000 for injuries to more than one person, in any one accident or occurrence, and for the loss or damage to the property of any person or persons for not less than $50,000. A copy of the insurance policy obtained by the Tenant shall be forwarded to the Landlord within ten
(10) days from the execution of this Lease. The Tenant also agrees to and shall save from, hold and keep harmless and indemnify the Landlord for any and all payments, expenses, costs, attorney fees and from any and all claims and liability for losses or damage to property or injury to persons occasioned totally or in part, by, or resulting from, any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the use and occupancy by Tenant and/or the conduct of Tenant's business. In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by the fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the reasonable opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thereforth this Lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss

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suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

     14. Assignment or Sublet: The Tenant shall not, without the prior written consent of the Landlord, which consent will not be unreasonably withheld, anything contained in Paragraph 14 to the contrary notwithstanding, Tenant shall have the right to assign this Lease or sublet the Premises to a (i) to a corporation, limited liability company, partnership or other such entity (the "Entity") which is affiliated with Tenant; or (ii) to an Entity which is a successor to Tenant, by way of merger, consolidation or corporate reorganization or by the sale of substantially all of the assets of Tenant, without obtaining Landlord's prior written consent thereto; provided Tenant is not then in default under the terms of this Lease; assign, sublet, mortgage or hypothecate this Lease, nor sublease the premises or any part thereof. Landlord's consent shall be in its sole discretion based upon the financial ability of the proposed assignee.

     15. Restriction of Use: The Tenant shall not occupy or use the premises or any part thereof nor permit or suffer the same to be occupied or used for any purposes other than as herein listed, nor for any purposes deemed unlawful, disreputable or extra hazardous on account of fire or other casualty.

     16. Mortgage Priority: This Lease shall not be a lien against the premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and Tenant agrees to execute any instrument without cost which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instrument shall entitle the Landlord to the option of canceling this Lease, and the term hereof is hereby expressly limited accordingly. The Landlord will use its best efforts in the event the mortgage is placed on the premises other than those that are currently in existence in order to obtain an non-disturbance agreement.

     17. Condemnation: If the land and premises leased herein, or of which the premises are a part, or any portion thereof, shall be taken under Eminent Domain or condemnation proceedings, or if suit or

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other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase or shall sell and convey the said premises or any part thereof to the government or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this Lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing. The Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as a result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings. All rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instrument, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all of the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions of this clause shall subject the Tenant to such costs, expenses, damages, and losses as the Landlord may incur by reason of the Tenant's breach thereof.

        18. Indemnification: Tenant shall, at its own cost and expense, comply with, indemnify and hold harmless Landlord from and against any loss or damage in connection with all present and future laws, orders and regulations of any governmental body, including federal, state, county and local authorities, or claims by any person arising out of the use of the premises which shall, at any time during the term, impose any violation, order or duty upon the land, premises or any building or improvement which is the subject of this Lease or arising out of Tenant's business operation on the premises, including, without limitations, the Spill Compensation and Contract Act (N.J.S.A. 58:10-23.11) and the Industrial Site Recovery Act (N.J.S.A. 13:1-6).

        19. Taxes: The Tenant shall be responsible for 0% of the annual property taxes levied against the premises during the entire initial lease term as well as the option renewal term.


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        20. Reimbursement of Landlord: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within Lease, the Landlord may, at the Landlord's option, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord, be added to the installment of rent due immediately thereafter, but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this Lease.

        21. Inspection and Repair: Tenant agrees that the Landlord and Landlord's agents, employees or other representatives, shall have the right to enter into and upon the premises or any part thereof, upon reasonable notice and at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

        22. Remedies Upon Tenant's Default: If there should occur any default on the part of the Tenant in performance of any conditions and covenants herein contained, or if during the term hereof, the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may re-enter the premises for Landlord's benefit; and as agent for the Tenant or otherwise, relet the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs as the Landlord may have been put to in re-entering and repossessing the premises and in making such repairs and alterations as may be necessary; and second, to the payment of such rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the

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aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

        23. Nonliability of Landlord: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, down spouts or the like or of any electrical gas, power, conveyor, refrigerator, sprinkler, air conditioning or heat systems, or by reason of the elements, or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or any of the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord of any services to be furnished or supplied by Landlord except for gross negligence or willful misconduct of Landlord.

        24. Nonwaiver: The various rights, remedies, options and elections of Landlord expressed herein are cumulative and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease, or to exercise any election or option, or the restore or have recourse of any remedy herein conferred, or the acceptance by the Landlord of any installment of rent after the breach by the Tenant of any one or more instances, shall not be construed or deemed to be a waiver or relinquishment for the future by Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

        25. Validity of Lease: The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not effect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

        26. Notices: All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown in this Lease or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

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        27.     Title and Quiet Enjoyment:  Landlord covenants and represents that Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease and so long as Tenant pays the rent provided herein for the premises and observes and performs all of the covenants, conditions and provisions required of it herein, Tenant shall and may peacefully and quietly have, hold and enjoy the premises free from disturbances by Landlord, Landlord's successors, assigns or subleases for the entire term hereof, subject to all provisions of this Lease. Tenant hereby subordinates Tenant's interest in the premises under this Lease to any mortgage or deed of trust now or hereafter created by Landlord upon the premises. Tenant shall, at any time upon request of Landlord, execute for recording, an agreement, of which a copy shall be delivered to Tenant, further evidencing this subordination herein made.

        28. Entire Contract: This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and Tenant.

        29. Security: Tenant has this date deposited with the Landlord the sum of $1380.00 as security for the payment of rent hereunder and the full and faithful performance by Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returnable to the Tenant, without interest, after the expiration of the term herein, provided that Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, Landlord may, if Landlord so elects, have recourse to such security to make good any default by the Tenant in which event Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to the premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right to taking or re-entry by any mortgagee. Landlord shall assign or transfer said security, for the benefit of Tenant, to any subsequent owner or holder of the reversion of title to said premises, in which case the assignee shall become liable for repayment thereof as herein provided,

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and the assignor shall be deemed to be released by Tenant from all liability to return said security. This provision shall be applicable to every alienation or change in title. Tenant shall not mortgage, encumber or assign said security without the written consent of Landlord.

        30. Appearance: It is understood and agreed that the Tenant shall maintain its premises in a neat and clean fashion and free from rubbish, and shall store all trash and garbage within the premises or in such a place as may be designated by the Landlord. Landlord to supply outdoor trash receptacle for Tenant.

        31. Parking Areas: The Tenant and its employees shall not park cars in parking spaces provided for customers on the project site except in those areas specifically designated by the Landlord. All loading and unloading of goods shall be made in the loading and unloading zone. The Tenant agrees that upon written notice from the Landlord, it will provide the Landlord with a list of the automobile license numbers of each employee and will cooperate in making sure that all employees park in the designated area. The parking spaces for the center are not allocated to each Tenant. However, the Tenant has the right to utilize three (3) parking spaces. The purpose of this clause is to prevent any one Tenant from using more parking spaces than is appropriate given the total square footage of the center. Violation of this clause shall be deemed a breach of this lease.

        32. Business Operations: The Tenant shall use the premises in accordance with the purpose stated in this Lease. The Tenant shall undertake its business diligently and energetically and shall keep the premises open and available for business during all usual business hours. It is intended that the usual business hours of the center shall be from 9:00 a.m. until 9:00 p.m., Monday through Friday, 9:00 a.m. to 5:00 p.m. on Saturday. These hours are basic guidelines and may be modified by the parties.

        33. Renewal Option: The Landlord hereby grants unto the Tenant an option to renew the within Lease for one additional term of two years upon the same terms, to be exercised by Tenant three(3) months prior to expiration of term.

        34. Closure: In the event the Tenant fails to operate the business for a period of sixty (60) consecutive days and at the same time fails to pay the rent on said premises, said act shall be deemed an abandonment by the Tenant. The execution of this Lease shall allow the Landlord to immediately take

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possession of the premises without further act. Any and all materials left in the demised premises may be removed by the Landlord and either stored, sold or disposed of in any reasonable fashion.

        35. Bankruptcy: In the event that the Tenant files bankruptcy the Tenant agrees to vacate the premises within thirty days.

        36. Landlord's Responsibility. At the Landlord's sole cost and expense, within 14 days of receipt of the executed lease, proper insurance information, security deposit and first month's rent, Landlord will remove one non-bearing wall and patch carpet in a workmanlike manner. Tenant has no responsibility to re-install said wall upon expiration of term of lease.

        37. Tenant's Responsibility. Tenant must supply Landlord with proof of insurance as outlined in this Lease. Execute Lease and return to Landlord with the first month's rent of $690.00 and security deposit of $1380.00.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their corporate officers and their property corporate seals to be hereto affixed, the day and year first above written.



                                /s/ Kevin M. Buhrman   11/13/96
                                ----------------------------------------
                                Tenant                 Date
                                Kevin M. Buhrman, President


                                /s/ Gary Lotano        11/15/96
                                -----------------------------------------
                                Landlord               Date
                                Gary Lotano, President


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